UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8‑K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2018
______________________________

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware		1-13265		76-0511406
(State or other jurisdiction		(Commission File Number)		(IRS Employer
of incorporation)				Identification No.)

1111 Louisiana
	Houston, Texas		77002
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 4, 2018, CenterPoint Energy Resources Corp. (“CERC”) entered into a Contribution Agreement, by and between CERC and CenterPoint Energy Midstream, Inc., a wholly owned subsidiary of CERC (“CNP Midstream”), pursuant to which CERC contributed its equity investment in Enable Midstream Partners, LP (“Enable”) consisting of Enable common units and its interests in Enable’s general partner, Enable GP, LLC (“Enable GP”), to CNP Midstream (collectively, such contributions the “Enable Contribution”). Immediately following the Enable Contribution, CERC distributed all of its interest in CNP Midstream to Utility Holding, LLC (“Utility Holding”), CERC’s sole stockholder and a wholly owned subsidiary of CenterPoint Energy, Inc. (“CenterPoint Energy”). Utility Holding then distributed all of its interest in CNP Midstream to CenterPoint Energy, its sole member (collectively, such distributions together with the Enable Contribution, the “Internal Spin”).
As of June 30, 2018, CERC owned approximately 54.0% of the common units representing limited partner interests in Enable and a 50% management interest and a 40% economic interest in Enable GP.
After the Internal Spin, CenterPoint Energy will continue to directly own an aggregate of 14,520,000 Series A Fixed-to-Floating Non-Cumulative Redeemable Perpetual Preferred Units, representing limited partner interests in Enable.
Item 7.01. Regulation FD Disclosure.
On September 4, 2018, CenterPoint Energy issued a press release announcing the Internal Spin. The press release is attached to this report as Exhibit 99.2, and is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in Exhibit 99.2 will not be incorporated by reference into any registration statement filed by CERC under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information relating to the Internal Spin is attached hereto as Exhibit 99.1.
The exhibits listed below are filed or furnished, as applicable, herewith.
(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Unaudited pro forma condensed consolidated financial information relating to the Internal Spin.
99.2	Press release dated September 4. 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: September 4, 2018	By:/s/ Dana C. O'Brien
Dana C. O'Brien
Senior Vice President, General Counsel and Assistant Secretary